                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        July 17, 2002


                            STRATEGIC DIAGNOSTICS INC.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-68440                56-1581761
----------------------------   ------------------   ---------------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
    of Incorporation or                file                Identification
       Organization)                  number)                  Number)

111 Pencader Drive Newark, Delawar                              19702
------------------------------------------------------    --------------------
(Address of Principal Executive Offices)                      (Zip Code)


                                 (302) 456-6789
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.      Description
-----------      -----------
99.1             Press Release issued by Strategic Diagnostics Inc. on
                 July 17, 2002.

Item 9.  Regulation FD Disclosure

                  On July 17, 2002, Strategic Diagnostics Inc. issued a press release regarding its acquisition of certain assets of Molecular Circuitry, Inc. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: July 19, 2002                             Strategic Diagnostics Inc.
      -------------

                                           By:  /s/ Arthur A. Koch, Jr.
                                                -------------------------------
                                                Arthur A. Koch, Jr.

                                                Chief Operating Officer

                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

99.1             Press Release issued by Strategic Diagnostics Inc. on
                 July 17, 2002.